Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Three Months Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Jun 26,	Jun 27,
	2011	2010

Chicken Sales:
United States
Prepared Foods:
Foodservice	$411,014	$460,157
Retail	$114,915	$109,181
Total Prepared Foods	$525,929	$569,338

Fresh Chicken:
Foodservice	$545,980	$452,298
Retail	$254,954	$257,087
Total Fresh Chicken	$800,934	$709,385
Export and Other
Export:
Prepared Foods	$17,594	$18,045
Chicken	$191,401	$123,670
Total Export (b)	$208,995	$141,715
Other Chicken By Products	$3,812	$4,059
Total Export and Other	$212,807	$145,774
Total U.S. Chicken	$1,539,670	$1,424,496

Mexico:	$191,607	$155,833
Total Chicken Sales	$1,731,277	$1,580,330

Total Prepared Foods	$543,524	$587,383

Sale of Other Products
U.S.	$185,166	$122,479
Mexico	$6,247	$4,759
Total Other Products	$191,413	$127,238
Total Net Sales	$1,922,690	$1,707,568

	Jun 26,	Jun 27,
	2011	2010

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	26.7%	32.2%
Retail	7.5%	7.7%
Total Prepared Foods	34.2%	39.9%

Fresh Chicken:
Foodservice	35.5%	31.8%
Retail	16.6%	18.0%
Total Fresh Chicken	52.1%	49.8%
Export and Other
Export:
Prepared Foods	1.1%	1.3%
Chicken	12.4%	8.7%
Total Export	13.5%	10.0%
Other Chicken By Products	0.2%	0.3%
Total Export and Other(b)	13.7%	10.3%
Total U.S. Chicken	100.0%	100.0%

Pilgrim's Pride Corporation
Selected Financial Data
for the Three Months Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	June 26, 2011	June 27, 2010

Income Statement Data:
Net sales	$1,922,690	$1,707,568
Non-recurring recoveries	-	-
Asset impairment and restructuring charges	-	-
Gross margin	(46,228)	132,491
Goodwill Impairment	-	-
Selling, general and administrative expenses	52,478	63,718
Restructuring and related costs	-	16,882
Operating income (loss)	(98,706)	51,891
Interest expense, net	27,148	25,488
Miscellaneous, net	(1,392)	(4,504)
Loss on early extinguishment of debt	-	-
Restructuring items, net	-	(2,178)
Income (loss) before restructuring & income taxes from continuing operations	(124,462)	33,085
Income tax expense (benefit)	3,470	(1,503)
Income (loss) from continuing operations	(127,932)	34,588
Extraordinary charge - net of tax	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net income (loss)	(127,932)	34,588
Net income (loss) attributable to noncontrolling interest	209	1,670
Net income (loss) attributable to Pilgrim's Pride	$(128,141)	$32,918

Per Common Share Data:
Income (loss) from continuing operations	$(0.60)	$0.15
Extraordinary charge - early repayment of debt	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net Income (loss)	$(0.60)	$0.15
Cash dividends	$-	$-
Book value	$3.86	$4.60

Balance Sheet Summary:
Working capital	$928,691	$654,062
Total assets	$3,163,202	$2,927,240
Current maturities of long-term debt	$15,607	$62,853
Long-term debt, less current maturities	$1,448,280	$1,167,930
Note payable to JBS USA Holdings, Inc	$50,000
Total debt	$1,513,887	$1,230,783
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$827,697	$985,157

Cash Flow Summary:
Operating cash flow	$(37,769)	$(10,187)
Depreciation & amortization (a)	$52,223	$59,705
Capital expenditures	$39,192	$36,553
Business acquisitions	$-	$-
Financing activities, net	$48,367	$35,184

Cashflow Ratios:
EBITDA (b)	$(47,341)	$114,517
EBITDA (last four qtrs.)	$165,072	$299,256

Adjusted EBITDA	$(47,550)	$127,551
EBITDA (last four qtrs.)	$192,031	$437,357

Key Indicators (as a percentage of net sales):
Gross margin	-2.4%	7.8%
Selling, general and adminsitrative expenses	2.7%	3.7%
Opertaing income (loss)	-5.1%	3.0%
Interest expense, net	1.4%	1.5%
Income (loss) from continuing operations	-6.7%	2.0%
Net income (loss)	-6.7%	2.0%

(a) Includes amortization of capitalized financing costs of approximately	$2,250	$3,761

(b)  “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income from continuing operations	$(127,932)	$34,588
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	3,470	(1,503)
Interest expense, net	27,148	25,488
Depreciation and amortization from continued operations	52,223	59,705
Minus:
Amortization of capitalized financing costs	2,250	3,761
EBITDA	$(47,341)	$114,517
Add:
Restructuring charges, net	-	16,882
Reorganization items, net	-	(2,178)
Loss on early extinguishment of debt	-	-
Goodwill Impairment
Minus:
Net income (loss) attributable to noncontrolling interest	209	1,670
Adjusted EBITDA	$(47,550)	$127,551

Pilgrim's Pride Corporation
Sales Segments
for Three Months Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	June 26, 2011	June 27, 2010
Net Sales to Customers:
Chicken:
United States	$1,539,670	$1,424,496
Mexico	191,607	155,834
Sub-total	1,731,277	1,580,330

Other Products:
United States	185,165	122,479
Mexico	6,248	4,759
Sub-total	191,413	127,238
Total	$1,922,690	$1,707,568

Operating Income:
Chicken:
United States	$(107,009)	$36,598
Mexico	1,400	19,590
Sub-total	(105,609)	56,188

Other Products:
United States	5,564	11,735
Mexico	1,339	850
Sub-total	6,903	12,585
Operational restructuring and non-recurring recoveries	-	-
Asset Impairment	-	-
Administrative Restructuring Items, net	-	(16,882)
Total	$(98,706)	$51,891

Depreciation and Amortization: (a)
Chicken:
United States	$44,318	$53,246
Mexico	1,999	2,238
Sub-total	46,317	55,484
Other Products:
United States
Mexico	3,632	4,182
Sub-total	24	39

Total	$49,973	$59,705

Total Assets:
Chicken:
United States	$2,578,014	$2,415,229
Mexico	402,440	349,609
Sub-total	2,980,454	2,764,838

Other Products:
United States	178,638	159,578
Mexico	4,110	2,824
Sub-total	182,748	162,402
Total	$3,163,202	$2,927,240

Capital Expenditures:
Chicken:
United States	$37,567	$35,360
Mexico	$1,259	$1,154
Sub-total	38,826	36,514

Other Products:
United States	365	39
Mexico	-	-
Sub-total	365	39
Total	$39,191	$36,553

(a) Includes amortization of capitalized financing costs of approximately	$2,250	$3,761